                                AMENDMENT NO. 1

                                    TO THE

                           STOCK PURCHASE AGREEMENT
                            DATED OCTOBER 17, 1997


    THIS AMENDMENT NO. 1 (the "Amendment"), dated effective the 17th day of October, 1997, to that certain Stock Purchase Agreement of the same date (the "Agreement"), by and among HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), and the undersigned. Unless otherwise defined herein, capitalized terms used but not defined herein.

    WHEREAS, the parties to the Agreement desire to provide for multiple closings thereof with the final Closing to occur on the earlier of October 24, 1997 or such time as the gross proceeds payable thereunder have been received by the Escrow Agent;

    NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

    1. AMENDMENT TO SECTION 2.02. Section 2.02 of the Agreement is hereby amended to read in its entirety as follows:

         2.02. CLOSING. The closing of the sale (the "Closing") referred to in Section 2.01 of this Agreement shall take place on one or more occasions (each such closing being a "Closing Date") upon receipt by the Company of the executed signature pages hereto and upon receipt by the Escrow Agent of the purchase price payable by the Purchasers, at the offices of HORIZON Pharmacies, Inc., 275 W. Princeton Drive, Princeton, Texas, but no later than October 24, 1997.

    2. AMENDMENT TO SECTION 2.03. Section 2.03 of the Agreement is hereby amended to read in its entirety as follows:

         2.03. CLOSING DELIVERIES. As payment in full for the Shares being purchased by such Purchaser under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on each respective Closing Date each Purchaser shall: (i) deliver to the Escrow Agent a check, payable to the order of Texas Community Bank as Escrow Agent for Horizon Pharmacies, Inc., in the amount set forth opposite the name of such Purchaser on Schedule I;
    (ii) transfer such sum to the account of the Company by wire transfer; or (iii) deliver or transfer such sum to the Company by any combination of such methods of payments. As soon as practicable following each Closing Date the Company shall cause its transfer agent to issue and deliver to the respective Purchaser(s) tendering payment on such Closing Date a certificate or certificates in definitive form, registered in the name of and representing the respective Shares being purchased by such Purchaser(s).

    3. EXTENT OF AMENDMENT. Except as amended hereby, all provisions of the Agreement shall remain in full force and effect.

    4. COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                             HORIZON Pharmacies, Inc.

                             By:
                                --------------------------------------------
                                  Ricky D. McCord, President


                             COLUMBUS CAPITAL MANAGEMENT

                             By:
                                --------------------------------------------
                                  Matt Ockner, President


                             FORMULA UNIT TRUST

                             By:  FORMULA GROWTH LIMITED, Manager

                                  By:
                                     ---------------------------------------
                                       Rene Catafago, Vice President Finance


                             FORMULA GROWTH FUND

                             By:  FORMULA GROWTH LIMITED, Manager

                                  By:
                                     ---------------------------------------
                                       Rene Catafago, Vice President Finance


                             THE FREEDOM TRUST

                             By:
                                --------------------------------------------
                                  Bruce Hern, Trustee

                             PYRAMID PARTNERS, L.P.

                             By:  Perkins Capital Management, General Partner

                                  By:
                                     ---------------------------------------
                                       Richard W. Perkins, President

                             DANIEL S. AND PATRICE M. PERKINS JTWROS

                             -----------------------------------------------
                             Daniel S. Perkins

                             -----------------------------------------------
                             Patrice M. Perkins


                             INDUSTRICORP. & CO. FBO 1561000091

                             By:  Union Bank & Trust Company, Trustee

                                  By:
                                     ---------------------------------------
                                       Karen McKernan



                             -----------------------------------------------
                             James C. Smith



                             -----------------------------------------------
                             Cass G. Caspary










                                       3